John W. Rowe, Chairman and CEO Edison Electric Institute Financial Conference November 2-3, 2009 Positioned for Sustained Value Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008
Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8.
Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Third Quarter 2009
Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors
and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 14 and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon
Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon
Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies. Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings and non-
GAAP cash flows to GAAP cash flows.

Protect Today’s Value
• Deliver superior operating
performance
• Advance competitive markets
• Exercise financial discipline and
maintain financial flexibility
• Build healthy, self-sustaining delivery
companies
Grow Long-Term Value
• Drive the organization to the next
level of performance
• Adapt and advance Exelon 2020
• Rigorously evaluate and pursue new
growth opportunities in clean
technologies and transmission
• Build the premier, enduring
competitive generation company
+
Exelon’s Strategic Direction
Exelon remains focused on preserving and creating shareholder value

75%
80%
85%
90%
95%
Range 5 Year Average
Delivering High-Performing Operating
Results
• CAIDI:
(1)
1
st
quartile performance
– YTD performance is the best on record
• SAIFI:
(1)
1
st
quartile performance
– YTD performance is the best on record
• Targeting earned ROEs of ~8% in
2009, 9-10% in 2010
Nuclear Capacity Factor Exelon Power Fleet Availability
93.8%
90.7%
93.5%
91.2%
89.1%
94.1%
92.9%
93.8%
94.8%
95.8%
96.8%
80%
85%
90%
95%
100%
2005 2006 2007 2008 2009 YTD
through 9/30
Fossil Fleet Commercial Availability Hydro Equivalent Availability
• CAIDI:
(1)
1
st
quartile performance
• SAIFI:
(1)
1
st
quartile performance
– Improving trend since 2002
• Targeting earned ROEs > 11% in 2009-
2010, 9-11% starting in 2011, post
transition to market-based electric prices
94.9% - EXC YTD through September 30, 2009
Operator (# of reactors as of 2008)
(1) CAIDI (Customer Average Interruption Duration Index) and SAIFI (System Average Interruption Frequency Index) quartile data is as of 2008, using IEEE 2.5 Beta method.

2008A 2009E 2010 (Original Est) 2010 (Revised Est)
Announcing 2010 Guidance…
And Maintaining Financial Commitments
Streamlined O&M Expenses
(1)
(1) Reflects operating O&M data and excludes Decommissioning effect. ComEd and
PECO operating O&M exclude energy efficiency spend recoverable under a rider.
(1)   Operating Earnings Guidance. Excludes the earnings
effect of certain items as disclosed in the Appendix.
2010 Operating EPS Guidance
(1)
• Generating 2010 cash flow from
operations of $4.5 billion
• Maintaining annual dividend of
$2.10/share
$2.55 - $2.80
$3.60 - $4.00
ComEd
PECO
Exelon
Generation
Holdco
Exelon
$0.60 - $0.70
$0.40 - $0.50
$4.4B
$4.5B
$4.35B
$4.7B
0%
20%
40%
60%
80%
100%
2010 2011 2012
Exelon Midwest
Mid-Atlantic South
Executing on 36-month Ratable Hedging Program

$440
$280
$155
2009E 2010E 2011E
Enhancing Financial Flexibility
Lowered Cost of Debt
Increased Future Cash Flexibility
• $350 million contribution reduced estimated
2011 required contribution by over $1 billion
• Reduced present value of contributions over
10 years by $300 million
• Elected smoothing, which lowers volatility of
future contributions
• Executed $1.5 billion tender/make
whole and refinancing
• Expect ~$12 million in annual
interest savings
• Extends average maturity by 6.6 yrs
$ millions
Note:  Chart reflects peers issuing Holding company and Generation company debt.
Estimated Pension Contributions
ETR
AYE
PEG
FPL
EXC
Prior
PPL
EXC
Current
4%
5%
6%
7%
8%
0.0 2.0 6.0 8.0 10.0 12.0 14.0
Average Tenor (Yrs)
4.0 16.0
CEG
EIX
FE

• Focus: leverage our core
competencies
• Vision: pursue long-term
value, analyzing
opportunities across
multiple scenarios
• Discipline: invest only in
projects / opportunities that
create long-term value
Exelon’s asset base, scope and operating excellence uniquely position us to pursue value-enhancing opportunities
Creating Consistent Value for Shareholders
Exelon’s Value Creation
Philosophy…
...Has Consistently Yielded Returns in
Excess of Our Peers
Three-year Average of ROIC less WACC
Source: Company filings, Wall Street research and Exelon estimates.  Peer group includes AYE, CEG, EIX, ETR, FE, FPL, PPL and PSEG.
6%
3%
EXC Peer Group

Nuclear
Uprates
-
1,300–1,500 MW of new Exelon nuclear capacity by 2017, the
equivalent of a new nuclear plant at roughly half the cost of a new plant and no incremental operating costs
-
Approximately $725 million in investments to build smart grid infrastructure over the coming years with a regulated return on investment
-
Lowest carbon intensity in the sector, greatest upside when
legislation enacted and enhancing industry-leading position
with Exelon 2020
-
Positioned to benefit from our fundamental view of recovery in natural gas and coal prices, heat rates, and demand growth
-
Leveraging transmission expertise to create Exelon
Transmission Company with the goal of improving reliability, reducing congestion and moving renewable energy to
population centers
Deploying Capital for Shareholder Value
Smart Grid
Carbon
Price
Recovery
Transmission

Positioning for Market Recovery
• Wind: Only 3 GW of wind will
come on line by 2012, less
than $1/MWh price impact
• Transmission: Constraints in
the Midwest will be reduced
Our View
• Employing flexibility within our
hedging program
• Evaluating needed upgrades of
the existing system to reduce
constraints and improve power
flow
• Pursuing bilateral contracts, such
as the recently announced 10-
year contract with ODEC
• NiHub forward ATC is 16% below
historical spot prices which is
inconsistent with movements in key
price drivers:
(1)
– Chicago gas ($/MMBtu)  +2%
– PRB coal ($/ton)             +6%
– ComEd load                 +0.8%
Positioned to Benefit Current Midwest Price Curve
Midwest power markets
have upside…2012
gross margin increases
by ~$300 million for
each $5/MWh increase
in NiHub ATC
(1) Reflects premium/(discount) of 2007-2009 average as compared to 2010-2012 average forward prices as of September 30, 2009.  Reflects ComEd’s load growth estimate in 2010.
30
35
40
45
50
55
2010 2011 2012 2013 2014
9/30/09 Forward Prices
NiHub ATC Prices
Current opportunity
Carbon opportunity
assuming a $15/tonne
price and Waxman-
Markey allocations

Meeting Industry-Best Exelon 2020
Climate Commitments
Note: Emissions abatement estimates for new generation capacity represents emissions reduced in the market as a result of the project less emissions introduced due to the project (if any).
Executable 2020 plan further enhances industry-leading position in a carbon constrained world
Reduce or offset Exelon’s GHG emissions
Help our customers reduce their GHG emissions
Offer more low-carbon electricity in the
marketplace
Potential options to reach 2020 goal
Approx.
Total:
7.0-7.5
Additional Internal GHG Reductions
Customer Energy Efficiency Programs
PECO Alternative Energy Credits
MW Recovery & Component Upgrades and
Measurement Uncertainty Recapture Uprates
Renewables
15.7
9.7
6.0
2.3
0.6
1.6
1.5
0.5
4.8
1.0-2.0
1.0
3.5
0.2
-2.5
0.0
2.5
5.0
7.5
10.0
12.5
15.0
17.5
2001 Carbon
Footprint
Reductions
Achieved
through 2008
Remaining
Target
Economic
Projects
Under All
Price
Scenarios
Extended
Power
Uprates
Wind New Natural
Gas Plants
Retire Coal
Plants
Offsets

Exelon

America's Energy and
Environmental Future is in Our Hands.

Right now, Congress is working to develop legislation to save energy, improve our energy security, and address climate change in the most cost-effective way. This can help create an estimated **1.7 MILLION JOBS** across the United States **– CLEAN ENERGY JOBS IN EVERY STATE IN OUR COUNTRY.**

Legislation is needed to secure our country's energy supply while capping and reducing greenhouse gas emissions through a robust, market-based approach. Climate change is real and the longer we delay taking prudent action, the higher the cost for future generations. Legislation is our best opportunity to get a low cost, effective national response this year.

It's an American solution to a global economic and environmental challenge. That's why leading business, labor, and environmental advocates have joined together to support critical national legislation. Working together, we can do it, and create more jobs while we do so.

We call on the Senate to pass clean energy legislation with a cap on greenhouse gas emissions this year.

This ad is paid for and/or supported by the aforementioned organizations

11 11 Leading Advocate for Carbon Legislation

12 2010 Financial Outlook and Operating Data

The Exelon Companies
’08 Earnings: $2,293M
’08 EPS: $3.46
Total Debt:
(1)
$3.1B
Credit Rating:
(2)
BBB
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘08 Operating Earnings: $2.8B
‘08 EPS: $4.20
Assets:
(1)
$49.5B
Total Debt:
(1)
$13.0B
Credit Rating:
(2)
BBB-
Note: All ’08 income numbers represent adjusted (Non-GAAP) Operating Earnings and EPS. Refer to Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) As of September 30, 2009.
(2) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of October 23, 2009.
Pennsylvania
Utility
Illinois
Utility
’08 Earnings: $219M $325M
’08 EPS: $0.33 $0.49
Total Debt:
(1)
$5.1B $3.0B
Credit Ratings:
(2)
A- A-

Exelon

Exelon Generation

ComEd An Exelon Company

PECO An Exelon Company

Multi-Regional, Diverse Company
Note: Owned megawatts based on Generation’s ownership,
using annual mean ratings for nuclear units (excluding Salem)
and summer ratings for Salem and the fossil and hydro units.
As of September 30, 2009.
Midwest Capacity
Owned: 11,388 MW
Contracted: 3,230 MW
Total: 14,618 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 182 MW
Total Capacity
Owned: 24,809 MW
Contracted: 6,483 MW
Total: 31,292 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 11,017 MW
Contracted: 336 MW
Total: 11,353 MW

2010 Operating Earnings Guidance
2010E 2009E
$0.45 - $0.50
$3.10 - $3.15
$4.00 - $4.10
(1)
ComEd
PECO
Exelon
Generation
2010 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.50 - $0.55
Exelon $3.60 - $4.00
(1)
$0.60 - $0.70
$0.40 - $0.50
$2.55 - $2.80
NOTE:  See “Key Assumptions” slide in Appendix.
(1)  Operating Earnings Guidance.  Excludes the earnings effect of certain items as disclosed in the Appendix.
Issuing 2010 operating earnings guidance of $3.60 – $4.00/share
(1)
ComEd RNF
PECO RNF
Generation RNF
O&M
Cost Savings Initiative
Inflation
Pension/OPEB
Depreciation and amortization

Delivering on Cost Savings Commitments
• Exelon is committed to $350 million of savings in 2010 from original planning assumptions
– Half of the total O&M savings in 2010, or $175 million, will be sustainable
– Reduced positions by 500 (400 in corporate support and 100 at ComEd)
– Freezing executive salaries and reducing other compensation benefits in 2010
– 2010 estimated O&M spend of $4.35 billion reflects $235 million and $190 million of pre-tax pension and OPEB expense, respectively
(3)
Exelon is driving productivity and cost reductions while maintaining superior operations
(1)  Reflects operating O&M data and excludes decommissioning effect. ComEd and PECO operating O&M exclude energy efficiency costs recoverable under a rider.
(2)  Exelon Consolidated includes operating O&M expense from Holding Company.
(3)  See slides 25 and 26 for additional information regarding potential variability of 2010 pension and OPEB expense.
(4) 2010-2014 O&M is expected to grow at a compound annual growth rate of ~3% for ComEd, ~4% for PECO and ~5% for Exelon Generation.
Note: Data contained on this slide is rounded.
O&M Expense
(1)
2008A 2009E 2010 (Original Plan) 2010 (Est.)
$4.4B
(2)
$4.5B
(2)
$4.35B
(2)(3)
$4.7B
(2)
$2,700 Exelon Generation
$700 PECO
$1,000 ComEd
2010 O&M ($millions)
(4)

Capital Expenditures Expectations
1,975
2,000
1,825
1,950 1,950
775
925
850
1,125
1,150
200
50
375
550
675
50
25
100
150
75
300
300
275
225
200
$0
$750
$1,500
$2,250
$3,000
$3,750
$4,500
2008A 2009E 2010E 2011E 2012E
Base CapEx Nuclear Fuel
Nuclear Uprates and Solar Smart Grid
New Business at Utilities
Exelon
$3,125
$3,375 $3,375
$4,050
$4,150 2008A 2009E 2010E 2011E 2012E
Exelon Generation
Base CapEx 875        925        750        900        900
Nuclear Fuel 775        925        850        1,125     1,150
Nuclear Uprates 50         150        350        550        675
Solar -        50          25          -         -
Total ExGen
1,700   2,050    1,975    2,575    2,725
ComEd
Base CapEx 675        675        625        625        625
Smart Grid/Meter 25         50          50          25          25
New Business 250        150        175        200        225
Total ComEd
950      875       850       850       875
PECO
Base CapEx 350        350        400        400        400
Smart Grid/Meter -        -         50          125        50
New Business 50         50          50          75          75
Total PECO
400      400       500       600       525
Corporate 75         50          50          25          25
Note: Data contained on this slide is rounded.
$ millions

Exelon
ComEd
An Exelon Company
PECO
An Exelon Company
Exelon
Generation

2010 Projected Sources and Uses of Cash
(325) n/a (100) (225) Utility Growth CapEx
(4)
($ millions)
Exelon
(8)
Beginning Cash Balance
(1)
$725
Cash Flow from Operations
(1)(2)
1,075 950 2,450 4,475
CapEx (excluding Nuclear Fuel, Nuclear
Uprates and Solar Project, Utility Growth
CapEx)
(625) (400) (750) (1,825)
Nuclear Fuel n/a n/a (850) (850)
Dividend
(3)
(1,400)
Nuclear Uprates and Solar Project n/a n/a (375) (375)
Net Financing (excluding Dividend):
Planned Debt Issuances
(5,6)
250 0 300 550
Planned Debt Retirements (225) (400) 0 (1,025)
Other
(7)
25 175 0 125
Ending Cash Balance
(1)
$75
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.  Cash Flow from
Operations for PECO and Exelon includes $572 million for competitive transition charges.
(3) Assumes 2010 dividend of $2.10 per share. Dividends are subject to declaration by the Board of Directors.
(4) Represents new business and smart grid/smart meter investment.
(5) Excludes Exelon Generation’s $213 million and ComEd’s $191 million tax-exempt bonds that are backed by letters of credit (LOCs).  Excludes PECO’s $225 million Accounts Receivable
(A/R) Agreement with Bank of Tokyo.  Assumes PECO’s A/R Agreement is extended in accordance with its terms beyond September 16, 2010.
(6) Exelon Generation’s $300 million financing includes a $50 million DOE loan for the City Solar Project and $250 million of debt to refinance a portion of Exelon Corp’s $400 million maturity.
(7) “Other” includes PECO Parent Receivable, proceeds from options and expected changes in short-term debt.
(8) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Committed to Investment Grade Ratings
Exelon believes that solid investment grade ratings are critical for managing and operating both regulated utilities and a commodity-based generation company
Our investment grade rating increases the pool of lenders, provides access to a broad range of trading counterparties, and enhances our strategic options
Commercial
Business
Opportunities
• Ability to participate in
or to bid competitively
for PPAs and long-
term transactions
• Increased liquidity for
energy trading:
counterparties’ costs
would increase for
non-investment grade
transactions, thereby
reducing market
participation
Manageable
Liquidity
Requirements
• Lower collateral
requirements for energy
trading
• Ability to secure sizeable
and sufficient bank credit
facilities (currently $7.3B)
• Use of guarantees (versus
letters of credit) to fulfill
NRC requirements for
shortfalls in Nuclear
Decommissioning Trust
obligations
Business and
Financial
Flexibility
• Reliable access to
long-term debt
markets to meet
sizeable capital needs
• Lower cost and ability
to extend maturity
profile of debt
(Generation’s recent
$1.5B debt offering)
• Access to commercial
paper market
Efficient
Capital Markets
Access
• Avoid prepayments on
long-term contracts
(such as uranium),
which reduce working
capital requirements
• Avoid restrictive bond
covenants and
secured financing
transactions
• Limits regulatory
friction

Credit Ratings and Metrics
0%
10%
20%
30%
40%
50%
2007 2008 2009E 2010E
Exelon ExGen/Corp ComEd PECO
FFO / Debt
(2)
2
4
6
8
10
2007 2008 2009E 2010E
Exelon ExGen/Corp ComEd PECO
FFO / Interest
(2)
(1) Current senior unsecured ratings for Exelon Corp and Generation and senior secured ratings for ComEd and PECO as of October 23, 2009.
(2) FFO/Debt metrics include the following standard adjustments:  imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(3) Indicated ratings are for Generation, whereas the FFO/Debt Target Range reflects Generation FFO/Debt in addition to the debt obligations of Exelon Corp.
Strong credit metrics for each company
Evaluate the
credit of each
company on a
stand-alone basis
Company Moody's
(1)
S&P
(1)
Fitch
(1)
FFO/Debt
Target Range
(2)
Exelon Corp Baa1 BBB- BBB+
ExGen/Corp
(3)
A3 BBB BBB+ 30-35%
ComEd Baa1 A- BBB 15-18%
PECO A2 A- A 15-18%

21 21
Credit Facility Plans
• Exelon’s primary sources of short-term liquidity include credit facilities, commercial paper, the money pool (excluding ComEd) and cash on hand
• Current total credit facility size is $7.3 billion, the largest in the power sector
• Large and diverse bank group – 23 banks committed to the facilities with each bank having less than 10% of the aggregate commitments
• Recently closed on a $67 million 364-day credit facility with a group of 26 community and minority-owned banks
Currently do not foresee increased liquidity needs post-2010 from PECO PPA roll-off
Exelon Corp + Exelon Generation
– $5.8 billion facilities largely expire October 26, 2012 - plan to extend/refinance the facilities in
2010-2011 and currently do not foresee increased liquidity needs post-2010 from PECO PPA roll-off
(1)
– Continued use of non-margining transactions and currently evaluating alternatives to reduce reliance on bank credit
ComEd
– $952 million facility expires on February 16, 2011
– Plan to extend/refinance the facility in 2010
PECO
– $574 million facility largely expires on October 26, 2012
– Plan to extend/refinance the facility in 2010-2011
(1) Assumes that the Exelon Corp credit facility will be used for Generation’s liquidity needs and the continued use of non-margin transactions.

Exelon

| ComEd An Exelon Company | PECO An Exelon Company | Exelon Generation |
| --- | --- | --- |

Sufficient Liquidity
(1)  Excludes previous commitment from Lehman Brothers Bank and commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes other corporate entities.
(35) -- -- (35) Outstanding Facility Draws
(409) (154) (10) (241) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,873 4,680 564 676 Available Capacity Under Facilities
(2)
-- -- -- -- Outstanding Commercial Paper
$6,873 $4,680 $564 $676
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ millions)
Exelon has no commercial paper outstanding and its bank facilities are largely untapped
Available Capacity Under Bank Facilities as of October 15, 2009

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2009 2011 2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041
Exelon Corp Exelon Generation ComEd PECO
Debt Maturity Profile
Note: Balances shown exclude securitized debt and includes capital leases.
Recent refinancing of Exelon Generation and Exelon 2011 maturities decreased average cost of debt, extended average maturities, and reduced refinancing risk

Discretionary Pension Contribution
Investing in pension plan with $350 million cash on hand is estimated to create $1 billion of financial flexibility in 2011
• Took advantage of federal relief provided by the Worker, Retiree and
Employer Recovery Act of 2008 by making smoothing election and contribution in September to impact 2008 plan year
• Made $350 million discretionary pension contribution with smoothing election
(1)
for the 2008 Plan Year.
–
$1 billion reduction in forecasted contribution in 2011
–
Smoothing election reduces present value of estimated future contributions by ~$300M over the next 10 years compared to status quo
–
Lowers volatility in future contributions, as smoothing election uses 24-month average of asset returns
• Evaluated within our Value Return Framework:
–
Funded with $350 million of cash on hand generated in excess of original 2009 plan
–
Increases future financial flexibility with excess cash “today”
(1)   Contributions reflect the impact of electing the option to smooth asset returns provided under the Worker, Retiree and Employer Recovery Act of 2008, which allows the use of average assets, including expected returns (subject to certain limitations) for a 24-month period prior to the measurement date, in the determination of funding requirements.

Potential Variability in Future Pension
Expense and Contributions
$155
$3,845
$295 $280
$3,925
$285 6.09% for 2009
5.45% for 2010
5.63% for 2011
20.05% in 2009
8.50% in 2010
8.50% in 2011
B – Forecast as of September 30
Unfunded balance – end of year
$670
$3,400
$280 $115
$3,810
$235
6.09% for 2009
6.81% for 2010
6.91% for 2011
6.55% in 2009
8.50% in 2010
8.50% in 2011
A – Baseline
Unfunded balance – end of year
$140
$2,805
$240 $260
$2,680
$195 6.09% for 2009
7.00% for 2010
7.00% for 2011
8.50% in 2009
15.00% in 2010
8.50% in 2011
C – Accelerated equity recovery
Unfunded balance – end of year
$715
$5,190
$350 $445
$5,700
$315 6.09% for 2009
5.45% for 2010
5.63% for 2011
0% in 2009
0% in 2010
8.50% in 2011
D – Equity recovery in 2 years
Unfunded balance – end of year
Required
contribution (1)
Pre-tax
expense
Required
contribution (1)
Pre-tax
expense
Discount Rate Actual Asset
Returns
2011 2010 Assumptions Illustrative Scenario
($ in millions)
(1) The contributions shown above include estimated pension contributions required under ERISA and the Pension Protection Act of 2006, as well as certain discretionary contributions necessary to avoid benefit restrictions. Also included within these amounts are expected payments to Exelon’s non-qualified plans of approximately $5 million under Scenario A in both
2010 and 2011, and $15 million and $5 million under Scenarios B-D in 2010 and 2011, respectively. In Scenarios B-D, contributions reflect the impact of electing the option to smooth asset returns provided under the Worker, Retiree and Employer Recovery Act of 2008, as well as a $350 million contribution discretionary made in the third quarter of 2009.
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes ~20% overall capitalization rate of pension costs.
2009 Expense:
Exelon estimates pre-tax 2009 pension expense of $210 million and 2009 pension contributions of $440 million.

Potential Variability in Future OPEB
Expense and Contributions
$155
$2,535
$235 $155
$2,485
$230 6.09% for 2009
5.45% for 2010
5.63% for 2011
21.15% in 2009
8.50% in 2010
8.50% in 2011
B – Forecast as of September 30
Unfunded balance – end of year
$155
$2,115
$205 $155
$2,050
$190 6.09% for 2009
6.81% for 2010
6.91% for 2011
6.50% in 2009
8.50% in 2010
8.50% in 2011
A – Baseline
Unfunded balance – end of year
$155
$2,065
$190 $155
$1,975
$185 6.09% for 2009
7.00% for 2010
7.00% for 2011
8.50% in 2009
15.00% in 2010
8.50% in 2011
C – Accelerated equity recovery
Unfunded balance – end of year
$155
$2,915
$285 $155
$2,840
$265 6.09% for 2009
5.45% for 2010
5.63% for 2011
0% in 2009
0% in 2010
8.50% in 2011
D – Equity recovery in 2 years
Unfunded balance – end of year
Estimated
contribution (1)
Pre-tax
expense
Estimated
contribution (1)
Pre-tax
expense
Discount Rate Actual Asset
Returns
2011 2010 Assumptions Illustrative Scenario
($ in millions)
2009
Expense:
Exelon estimates pre-tax 2009 OPEB expense of $210 million and 2009 OPEB contributions of $155 million.
(1) The contributions shown above are subject to change and include approximately $5 million that is expected to be paid out of corporate assets.
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes ~20% overall capitalization rate of OPEB costs.

Climate Legislation Has 4 Key Components
• Washington Advocacy: Exelon’s
lobbyists, and key executives, are
meeting with key senators and staff to
drive toward comprehensive legislation
• Coalitions: Working with United States
Climate Action Partnership (USCAP),
Edison Electric Institute, and Clean
Energy Group to advance climate
legislation
• Grassroots: Mobilizing our employees,
retirees, and shareholders
• Media: Working with a diverse group of
stakeholders on media opportunities in
favor of climate legislation
Exelon Advocacy Efforts
Exelon continues to lead in advancing climate change legislation
Price Collar
Renewables/
Efficiency
Allowances to
LDCs
Cap and Trade
Note: LDCs = Local Distribution Companies

2008 CO2 Emissions from Electricity Generation
(million metric tons)

Source: Ventyx Velocity Suite Database
Bubble size represents carbon
intensity,
expressed in terms of metric
tons of CO2 per MWh generated
0
50
100
150
50 100 150 200
2008 Gross Generation (TWh)
Exelon
AEP
Southern
Duke
TVA
FPL
Entergy
Dominion
Berkshire
Hathaway
Calpine
NRG
First
Energy
Xcel
Ameren
Progress
250
CO2 Intensity of Large Generators
15 Berkshire Hathaway 0.84
14 Ameren Corp 0.81
13 NRG Energy 0.78
12 AEP 0.77
11 Xcel Energy 0.74
10 Southern 0.69
9 Duke Energy 0.63
8 Progress Energy 0.61
7 TVA 0.60
6 FirstEnergy 0.55
5 Dominion 0.49
4 Calpine 0.39
3 FPL Group 0.33
2 Entergy 0.27
1 Exelon 0.06
(1)  Exelon 2020 is Exelon’s comprehensive plan to reduce, displace or offset 15 million metric tons of greenhouse gas emissions each year by 2020.
Exelon 2020
(1)
will ensure that Exelon maintains and extends its position as the nation’s top low-carbon power generator
Lowest Carbon Intensity of the
Largest U.S. Generators
CO2 Emissions of Largest US Electricity Generators

Value Return Framework
Less
Equals
Maintenance Capital and Committed Dividends
Cash Flow from Operations before Dividends and CapEx
Strengthen Balance Sheet /
Increase Financial Flexibility
Invest in Growth
Available Cash and Balance Sheet Capacity
Return Value via
Share Repurchases,
Additional Dividends

Focusing on the Transmission Grid
Across Exelon
ComEd and PECO
• Continued transmission
investments focused in their
service territories as
required for reliability
Exelon
Transmission
Company
• Evaluating needed
upgrades of the existing
system to reduce
constraints and improve
power flow from our assets
• Projects would include
short-term modifications to
existing infrastructure
Exelon Generation
• Invest in shovel ready
projects with utilities
• Pursue Extra High Voltage
(EHV) development
opportunities in and around
our existing footprint
including partnerships with
Exelon utilities and regional
developers
• Expand focus beyond our
footprint and evaluate
partnering with renewable
developers including
merchant transmission

31

Capitalizing on Market Opportunity and
Exelon Expertise
• $60-100 billion expected investment in U.S.
over next 10 years
• Opportunity for FERC-regulated returns and
Construction Work in Progress incentives
• Minimal required initial investment prior to
regulatory approvals
• Benefits of investment:
– Improve reliability
– Facilitate movement of renewable
energy to population centers
– Reduce congestion costs to customers
• Separate LLC lends transparency to an eventual
development and investment portfolio
• Specialized expertise through dedicated
management team
• Leverage corporate experience and understanding
of regulatory process
• 2010 O&M start-up costs funded by Exelon,
investments/development funded via project
finance, as appropriate
• Opportunity to invest in projects with traditional
regulated frameworks and consider merchant
transmission
Market Opportunity Exelon Business Plan
Investment in capital
constrained projects
with regulatory approvals
Investments within
existing footprint and
partnerships
Partnerships with
renewable developers
Merchant transmission
investment
Exelon Transmission Company (ETC) leverages existing capabilities and offers a phased approach to disciplined, high-return growth
Close-In
Traditional Risk Profile
Test and Learn
Longer Cycle Time
Change in Risk Profile
Competitive Mind Set

Balanced Portfolio Investment Framework
The Exelon Transmission Company portfolio will evolve over time
Act as
Transmission
Investment Arm
Transmission
Options Tied to
Footprint
Partnerships with
Transmission
Developers
Partnerships with
Renewables
Developers
Pursue
Merchant
Transmission
• Increasing number of utility sponsors are capital constrained
• Early participation in projects at advanced development stage and relatively fast participation in attractive FERC-regulated incentive rate structures
• Insiders’ view of development challenges outside our footprint
• Assess existing investment model and opportunities in ComEd and PECO footprint to address known, regional congestion issues and improve transmission reliability
• Decision to proceed as a stand-alone transmission company project, utility project or joint venture to be made on case-by-case basis
• Assess existing regional and national opportunities
• Leverage participation in SMART Transmission study
• Focus on markets with attractive fundamentals in 4 areas:  regulatory, supply/demand, structural/RTO opportunities, local dynamics
• Emerging opportunity to address transmission bottlenecks being experienced by developers
• Identify and value merchant transmission opportunities in major markets
• Creates competition to construct most efficient and lowest cost addition to the transmission grid

34 The New Crossroads of our Energy Future Illinois positioned to facilitate the movement of renewable energy to population centers beyond Chicago

Exelon Transmission Company

QUANTA
TECHNOLOGY
the power of 1
Strategic Midwest Area
Renewable Transmission
(SMART) Study

• Create extra-high voltage (EHV)
overlay alternatives that ensure
reliable service for our
communities and are
environmentally friendly
• Find technically sound solutions
for integrating renewables and
new transmission into the existing
system
• Identify economic solutions that
show the numerous benefits of
transmission expansion
American Transmission Company (ATC)
American Electric Power (AEP) – via ETA
MidAmerican Energy Holdings Company – via ETA
Exelon Corporation
MidAmerican Energy Company
NorthWestern Energy
Xcel
Study Partners
SMART Transmission Study SMART Transmission Study
Collaborating with Partners
Note:  ETA = Electric Transmission America

Transmission Investment Is Attractive
• Potential for attractive returns
(1)
– FERC granted ROEs (including incentives) historically range from
11.5% to 14.3%
• Financing structures
– Cash flows attractive to lenders and rating agencies
• EPS accretive immediately
– Rate base capitalization and Construction Work in Progress (CWIP)
recovery begins prior to project completion
(1)
• Limited up-front investment required
– Significant capital expenditures and equity injection does not occur until all required approvals are obtained and recovery is highly certain
– ETC would not invest until cost allocation (“who pays”) is clear
Attractive returns, accretive, and relatively low equity contribution requirements for a growth business
(1)  Subject to FERC approval.

Exelon’s recent success with the unique urban-based challenges of the West
Loop project provides us with the experience, resources, and technology to be successful in long-haul EHV development
Exelon Is Experienced in Transmission
Investment
• Own, operate and maintain >6,400 miles of transmission, including 90 miles of 765kV
• $1 billion in high-voltage transmission system investment since 2003
• $5 billion in T&D investment since 2001
• Success with large and complex urban projects such as the ComEd
Chicago West Loop Substation project
– Completed in 2008, this $350 million initiative installed additional network capacity as part of the Chicago conversion from "hub and spoke" to a network design

38

• Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
• Complementary and flexible fossil and
hydro fleet
• Leveraged to improving power market
fundamentals (commodity prices, heat
rates, and capacity values)
• Below-market contract in Pennsylvania
ends at year-end 2010
• Potential carbon restrictions
Value Proposition
Exelon Generation Value Proposition
• Continue to focus on operating excellence,
cost management, and market discipline
• Execute on power and fuel hedging
programs
• Support competitive markets
• Pursue nuclear & hydro plant relicensing
and strategic investment in material
condition
• Maintain industry-leading talent
Protect Value
• Pursuing 1,300-1,500 MW nuclear uprate
plan
• Rigorously evaluate generation
development opportunities
• Capture increased value of low-carbon
generation portfolio
Grow Value
Exelon Generation is the premier unregulated generation company – positioned to capture market opportunities and manage risk

0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
2000 2001 2002 2003 2004 2005 2006 2007 2008
Basics of Business Unchanged
Nuclear remains one of the lowest cost options for electricity production
Petroleum
Gas
Coal
Nuclear
1.87
U.S. Electricity Production Costs
(2000-2008)
(1)
(1) In 2008 cents per kilowatt-hour. Source: NEI, Ventyx Velocity Suite May 2009. Production Cost = O&M plus fuel.
2.75
8.09
17.26

A Leading Nuclear Fleet Operator in Cost
Among major nuclear plant fleet operators, Exelon is consistently one of the lowest-cost producers of electricity in the nation
0
5
10
15
20
25
1
st
Quartile
2
nd
Quartile 3
rd
Quartile 4
th
Quartile
2004-2008 Average Production Cost
for Major Nuclear Operators
(1)
Average
(1) Source: 2008 Electric Utility Cost Group (EUCG) survey. Includes Fuel Cost plus Direct O&M divided by net generation.

Effectively Managing Nuclear Fuel Costs
Components of Fuel Expense in 2009
Projected Total Nuclear Fuel Spend Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
Note: At Ownership.  Excludes costs reimbursed under the settlement agreement with the DOE.
2009 – 2013: 100% hedged in volume
2014: ~93% hedged in volume
All charts exclude Salem
0.0
2.0
4.0
6.0
8.0
10.0
2009 2010 2011 2012 2013 2014
0
200
400
600
800
1,000
1,200
1,400
2009 2010 2011 2012 2013 2014
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009 2010 2011 2012 2013 2014
Exelon Average Reload Price Projected Market Price (Spot)
Enrichment
38%
Fabrication
16%
Nuclear Waste
Fund
19%
Tax/Interest
1%
Conversion
3%
Uranium
23%

$/lb
10/1/02
4/1/03
10/1/03
4/1/04
10/1/04
4/1/05
10/1/05
4/1/06
10/1/06
4/1/07
10/1/07
4/1/08
10/1/08
4/1/09
10/1/09
$/lb
4/1/08
6/1/08
8/1/08
10/1/08
12/1/08
2/1/09
4/1/09
6/1/09
8/1/09
10/1/09

0
20
40
60
80
100
120
140
160
Uranium Price Volatility
Long-term equilibrium price expected to be $40-$60/lb
Short-term Uranium Price Trend Long-term Uranium Price Trend
Spring 2003
McArthur River
flood
December 2003
GNSS/Tenex
termination;
ConverDyn UF6 release
and shutdown
Early 2004
ERA / Ranger
water problems
Early 2006
First Cigar Lake flood;
Cyclone Monica halts
ERA /  Ranger
operations for
approximately two
weeks
October 2006
Second Cigar
Lake flood
March 2007
ERA / Ranger flooding
(cyclone George)
30
35
40
45
50
55
60
65
70
75
80

Exelon Generation

1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Percent
EXC (17)
CEG (5)
ETR (12)
PGN (5)
D (7)
SO (6)
TVA (5)
FPL (8)
DUK (7)
Non-Fleet Operated (27)
FE (4)

World-Class Nuclear Operator
Average Capacity Factor
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
# of Reactors per Operator represents as of 2008.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
65
70
75
80
85
90
95
100
Operator (# of Reactors as of 2008)
Range 5-Year Average
Range of Fleet 2-Yr Avg Capacity Factor (2004-2008)
EXC 93.8%
Sustained production excellence
40%
50%
60%
70%
80%
90%
100%
Exelon Industry

Impact of Refueling Outages
125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
7
8
9
10
11
12
13
Note:  Data includes Salem. Net nuclear generation data based on ownership interest.
• Every 18 months (PWRs) or 24
months (BWRs)
• Average Outage Duration: ~24 days
(1)
Nuclear Refueling Cycle
• Based on the refueling cycle, we will
conduct 10 refueling outages in 2010,
the same number of refueling
outages conducted in 2009
2010 Refueling Outage Impact
Refueling Outage Duration
Nuclear Output
0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
YTD
Exelon
Industry (w/o Exelon)
• Estimated output reflects TMI
extended steam generator
replacement outage
• Based on the refueling cycle, we are
conducting 10 refueling outages in
2009, versus 12 in 2008
2009 Refueling Outage Impact
Actual
Target
Estimate
# of Outages
(1)  Average Outage Duration for refueling outages
from 2007 – 2008, excluding Salem.
Note:  Exelon data includes Salem. YTD includes completed refueling outages through September 2009.

Nuclear Uprates Offer Sustainable Value
Key component of Exelon 2020 low carbon roadmap
Creates additional low-carbon generation capacity
Capitalizes on Exelon’s proven track record of uprate execution
Dedicated project management team
Proven technology design
No ongoing incremental O&M expense
Creates long-term value over extended license lives
Uprates equivalent in size to a new nuclear plant but significantly lower cost, shorter timeline, and more predictable spend
Straightforward regulatory and environmental licenses, permits and approvals
Potential for uprates to meet state alternative energy standards
Uprate projects enable cost-effective growth and leverage Exelon’s operational excellence
Strategic
Value
Grow
Value
Regulatory
Feasibility
Execution
Feasibility

Three Major Categories of Exelon Uprates
Uprates
Overnight
Cost
(1)
MUR (Measurement Uncertainty Recapture)
• Through the use of advanced techniques and more precise
instrumentation, reactor power can be more accurately calculated
• Can achieve up to 1.7% additional output
• Requires NRC approval
187–234 MW $300M 2 years
899–1,016 MW $2,400M
EPU (Extended Power Uprate)
• Through a combination of more sophisticated analysis and
upgrades to plant equipment, uprates can increase output by as much as 20% of original licensed power level
• Requires NRC approval
3 - 5
years
237–266 MW $800M
Megawatt Recovery and Component Upgrades
• Replacement of major components in the plant occur in the normal life cycle process – with newer technology, replacements result in increased efficiency
• Equipment includes generators, turbines, motors and transformers
• Megawatt Recovery and Component Upgrades must conform to
NRC standards, but do not require additional NRC approval
2 - 3
years
~1,300–1,500 MW
$3,500M
Project
Duration
Exelon’s $2,200 – $2,500 / kW overnight cost for its MUR and EPU projects is an advantageous deployment of capital relative to other generation options
(1) In 2007 Dollars. Overnight costs do not include financing costs or cost escalation.
Estimated
Internal Rate
of Return
12-15%
14-18%
9-12%

Phased Execution Lowers Risk
• Safe, economical and proven methods to improve efficiency and output
• Leverages Exelon’s substantial experience managing successful uprate projects over the past 10 years
Note: Data contained in this slide is rounded.
Uprate program allows us to adjust timing to respond to market conditions
EPUs
MURs
MW Recovery and
Component Upgrades
Maximum
Potential MW
Year Uprates Become Operational
1999-
2008
2009 2010 2011 2012 2013 2014 2015 2016 2017 2009-
2017
Exelon’s Uprate Plan
1,100 MW
1,300 – 1,500  MW
Average Overnight Cost
Estimate: $2,200 - 2,500/KW
0
200
400
600
800
1,000
1,200
1,400
1,600
Planned Capital
Spend
(1)
$150 2017
$625 2013
$675 2012
$550 2011
$350 2010
$725 2015
$725 2014
$400 2016
$4,425
2008 -
2017
$225
2008 -
2009
(1) Dollars shown are nominal, reflecting 6% escalation, in millions.

Uprates Across the Exelon Fleet
Base Maximum
Station Case Potential
MW MW
Braidwood - MUR 34 - 42 2012
Byron - MUR 34 - 42 2012
Clinton - EPU 17 - 17 2016
Clinton - EPU 2 - 3 2010
Dresden - MW Recovery & Component Upgrades 103 - 110 2012
Dresden - MW Recovery & Component Upgrades 5 - 5 2011
Dresden - MUR 25 - 31 2014
LaSalle - MUR 32 - 40 2011
LaSalle - EPU 303 - 336 2016
Limerick - MUR 33 - 41 2011
Limerick - MW Recovery & Component Upgrades 6 - 6 2012
Limerick - EPU 306 - 340 2017
Peach Bottom - MW Recovery & Component Upgrades 25 - 32 2012
Peach Bottom - EPU 134 - 148 2015
Peach Bottom - MW Recovery & Component Upgrades 3 - 3 2014
Quad Cities - MUR 19 - 23 2013
Quad Cities - MW Recovery & Component Upgrades 95 - 110 2011
TMI - EPU 138 - 172 2016
TMI - MUR 12 - 15 2014
Total 1,323 - 1,516
Year of
Operation
Uprates will largely be completed during scheduled refueling outages
Note:  MW shown at ownership.

Exelon Nuclear Fleet Overview
Fleet also includes 4 shutdown units:  Peach Bottom 1, Dresden 1, Zion 1 & 2.
Average in-service time = 28 years
2011
42.6% Exelon, 56.4%
PSEG
In process
(decision in 2011-
2012):  2016, 2020
503, 500
(2)
W PWR 2 Salem, NJ
Life of plant capacity 100% Renewed: 2034 837 B&W PWR 1 TMI-1, PA
Dry cask 100% Renewed: 2029 625 GE BWR 1 Oyster Creek, NJ
Dry cask
50% Exelon, 50%
PSEG
Renewed: 2033,
2034
574, 571
(2)
GE BWR 2 Peach Bottom, PA
Dry cask
75% Exelon, 25% Mid-
American Holdings
Renewed: 2032 655, 662
(2)
GE BWR 2 Quad Cities, IL
Dry cask 100%
Renewed: 2029,
2031
869, 871 GE BWR 2 Dresden, IL
2010 100% 2022, 2023 1138, 1150 GE BWR 2 LaSalle, IL
Dry cask 100% 2024, 2029 1148, 1145 GE BWR 2 Limerick, PA
Re-rack completed
2011
2013
Spent Fuel Storage/
Date to lose full core
discharge capacity
GE
W
W
Vendor
BWR
PWR
PWR
Type
1
2
2
Units
100% 2026 1065 Clinton, IL
100% 2024, 2026 1183, 1153 Byron, IL
100% 2026, 2027 1194, 1166 Braidwood, IL
Ownership
License Status /
Expiration
(1)
Net Annual
Mean Rating
MW 2009 Plant, Location
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) Capacity based on ownership interest.
Uprates + license extensions = long term value creation
TMI license
extension received
in October 2009

51 51
Total Portfolio Characteristics
Expected Total Supply (GWh)
Expected Total Sales
(GWh)
92,000
91,400
47,700 48,400
29,200
27,100
4,500
4,500
0
50,000
100,000
150,000
200,000
2009E 2010E
Forward / Spot Purchases
Fossil & Hydro
Mid-Atlantic Nuclear
Midwest Nuclear
173,400 173,400
171,400
171,400
103,200
102,700
39,900
39,900
5,600
16,900
22,700
13,900
0
50,000
100,000
150,000
200,000
2009E 2010E
ComEd Swap
IL Auction
PECO Load
Actual Forward Hedges & Open Position

Energy Prices Are Driven by Fuel, but
Influenced by Other Factors
• Forward market prices suggest that
natural gas will set the price about 15%
of the time
• PRB or eastern coal sets the price about
85% of the time
Gas/coal prices are the primary price driver, but other factors such as demand, supply and transmission constraints influence the portion of the time that gas versus coal sets the market clearing price
• Forward market prices suggest that
natural gas will set the price about
40% of the time
• Eastern coal sets the price about
60% of the time
Midwest Energy & Fuel
$0
$10
$20
$30
$40
$50
2007 2008 2009 2010 2011 2012
$0
$2
$4
$6
$8
Eastern Energy & Fuel
$0
$10
$20
$30
$40
$50
$60
$70
2007 2008 2009 2010 2011 2012
$0
$2
$4
$6
$8
$10
Chicago Gas
NiHub ATC
PRB Coal
Historical
Forward Market
PA Gas
PJMW ATC
NAPP Coal
Forward Market Historical

Fuel and Demand Do Not Explain
Midwest Forward Energy Prices
• Forward markets suggest that gas and western coal prices over the next three years will be slightly higher than over the past three years
• Demand is also expected to be slightly higher
• Yet Midwest forward prices are significantly lower than historical average spot prices
$34.26
$61.33
$10.95
$6.71
2010-2012
Average Forward
(1)
(16%) $40.68 NiHub ATC Price ($/MWh)
+0.8%
(3)
ComEd Load (GWh)
(10%) $68.30 NAPP Coal Price ($/ton)
(2)
+6% $10.30 PRB Coal Price ($/ton)
(2)
+2% $6.55 Chicago Gas Prices ($/MMBtu)
(2)
Forward
Premium
(Discount)
2007-2009
Average Spot
Midwest forward market price is not consistent with fuel price and demand increases
(1) Forward prices as of September 30, 2009.
(2) Fuel price effect on NiHub ATC price vary and assume all other price inputs constant.
(3) Reflects ComEd’s load growth in 2010.

RPS Requirements and Wind Projections
MW of Wind
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
End of 2009
2010
2011
2012
Wind Projection - East MISO and PJM
Wind Projection - West MISO and ComEd
Existing Wind- East MISO and PJM
Existing Wind- West MISO and ComEd
Required Wind MW for State RPS

Near-Term Wind Build Out Will Be Limited
• Wind under construction (plus existing wind) is sufficient to meet state RPS requirements through 2012 and other projects in the interconnection queue have stalled
• Based on bids we have received from developers, new wind needs roughly $50/MWh above current Midwest market prices to be economic and very few buyers are willing to pay such a price
We expect no more than 3,000 MW of new wind to come online in west MISO and ComEd over the next three years, impacting NiHub prices by less than $1/MWh
(1)
(1) Price impact will depend on location of new wind, as wind in west MISO will tend to have less of an impact than wind in ComEd.
Note:  Graph includes MidAmerican in MISO as of September 2009.

(1) Price impact will depend on location of new wind, as wind in west MISO will tend to have less of an impact than wind in ComEd.
Long-Term Wind Impact Will Be Moderate
• Impact on Midwest prices will be moderate under most plausible scenarios for federal and state mandates.
– No Federal RPS
• Full compliance with current state RPS would result in an additional 10 to 15 GW of wind in west MISO/ComEd by 2020 which could reduce prices by $1/MWh to $2/MWh in NiHub
• Because of current economics of wind, partial compliance (either through purchase from other states or payment of price cap) is possible and this would result in impact at the lower end of this range
– Federal RPS and Carbon Legislation (similar to Waxman-Markey)
• Without a significant transmission build out, 20 to 25 GW of wind in west MISO/ComEd could materialize translating to a price impact in the $2/MWh to $3/MWh range
• With a transmission build out, price impact would only be above this range if it is exclusively west of NiHub:
– Transmission build out would increase wind in west MISO/ComEd to 25 to 30 GW
– If build out west of NiHub continues east into AEP, then price impact would remain in
$2/MWh to $3/MWh range
– If build out is west of NiHub only, despite favorable economics of east line, then price impact could approach double this amount
Based on our modeling of plausible wind scenarios, the long-term impact of Midwest wind on
NiHub prices is likely to be in the $2/MWh to $3/MWh range
(1)

Implied Transmission Constraints
Appear Overstated
• Historically, NiHub prices have traded at a discount to AEP prices of $5/MWh or less
• Financial Transmission Rights (FTR) auction prices translate to a price discount of about $6/MWh (including an assumption for marginal losses)
– The FTR price represents a market-based view of the price difference between two locations
• But forward energy market suggests that NiHub discount will increase to $10/MWh
– This discount appears overstated given the anticipated return to service of the Cook nuclear station and the joint project between NIPSCO and Edison to address congestion issues on
NIPSCO’s transmission system
Contrary to the current forward energy market, we believe that the NiHub discount relative to AEP will not increase significantly in the next few years
(1)  Forward prices as of September 30, 2009.
(2)  Reflects results of October 2009 PJM long-term FTR auction.
AEP-Dayton / NI Hub ATC Energy Basis
0
2
4
6
8
10
12
2006 2008 2010 2012 2014
Historical Spot Prices
FTR Auction Prices
(2)
Forward Energy Prices
(1)

30
35
40
45
50
55
2010 2011 2012 2013 2014
We See Upside Potential in Midwest
Forward Energy Markets
• Increasing gas, coal, and demand will place upward pressure on Midwest energy prices
• New wind supply will have minimal impact in the next few years
• Transmission constraints are unlikely to be more severe than over the past year
Midwest power markets have upside…2012 gross margin increases by ~$300 million for each $5/MWh increase in NiHub ATC
9/30/09 Forward Prices
NiHub ATC Prices
Current opportunity
Carbon opportunity
assuming a $15/tonne
price and Waxman-
Markey allocations

Exelon Generation Is Capitalizing on
the Opportunity
• Hedging actions
– Maintain ratable hedging philosophy, while utilizing flexibility:
• Participate in Pennsylvania wholesale load solicitations
• Explore bilateral transaction opportunities (e.g. ODEC)
• Utilize power and natural gas put options
• Transact retail sales through Exelon Energy
– Allocate a portion of hedges to locations to take advantage of market views
• Reduce congestion between Midwest generation and load centers/trading hubs
– Working with the stakeholders in PJM and MISO to validate the market to market coordination between PJM and MISO
• Specifically, participating in the Wisconsin market to market study request to review and determine validity of the PJM to MISO coordinated energy dispatch
• Working with several industry consultants (CRA and NorthBridge) to assist in the review
– Identify, analyze and value the limiting constraints on the transmission system that directly impact the baseload value of our fleet
• Focus areas include the Illinois / Indiana interface (Ni-Hub to AD Hub), central Illinois
(Clinton to Cinergy Hub) and Western Illinois (Quad Cities/Byron to Ni-Hub)
• Evaluate near-term impacts of Cook nuclear station returning to service and the joint project between NIPSCO and Edison to address congestion issues on the Illinois / Indiana interface
– Prioritize economic transmission upgrades (that can be completed in the next five years) based on historical constraints and our fundamental view of the market

Reliability Pricing Model Auction
PJM RPM Auction ($/MW-day)
Exelon Generation Participation within PJM Reliability Pricing Model
(1)
Note: Data contained on this slide is rounded.
40.80
197.67
111.91
148.80
102.04
191.32
174.29
110.00
16.46
133.37
139.73
2007/2008 2008/2009 2009/2010 2010/2011 2011/2012 2012/2013
RTO
MAAC + APS
MAAC
Eastern MAAC
Only shown
if cleared
at separate
price and
generation
is located
in that zone
(5)
(1)  All generation values are approximate and not inclusive of wholesale transactions.
(2)  All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3)  Obligation consists of load obligations from PECO. PECO PPA expires December 2010.
(4) Obligation represents the remainder of the ComEd auction load that ends in May 2010.
(5) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(6) Elwood contract expires in 12/31/12 and Kincaid contract expires in 2/28/13.
(7) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zones.
2009/2010 2010/2011 2011/2012 2012/2013
in MW Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Capacity (2)
RTO 12,800 3,800 - 4,100 (4) 23,900 9,300 - 9,400 (3) 23,200 12,100 (6)
EMAAC 9,500
MAAC + APS 11,100  9,300 – 9,400 (3)
MAAC 1,500
Avg ($/MW-Day) (7) $143.90 $174.29 $110.00 $74.75

Capacity Prices Should Start to
Recover in Next Auction
• Several factors will place upward pressure on capacity prices, particularly at the RTO level:
– Rule change pending at FERC allowing existing demand response to bid above $0
– Addition of FirstEnergy Ohio to PJM (FE Ohio peak load exceeds capacity obligation by roughly
2,000 MW)
(1)
– Increase in coal plant costs and supply bids due to required environmental CapEx
Increasing capacity prices will provide Exelon with additional growth starting in 2013
0
25
50
75
100
125
150
175
200
2007-08 2008-09 2009-10 2010-11 2011-12 2012-13 2013-14
RTO
EMAAC
PJM RPM Auction Results
(1)   Based on FirstEnergy FERC filing which states that 2008 load was 12,972 MW (translates to a capacity obligation of 15,073 MW at a 16.2% reserve margin) compared to generation of 12,910 MW.

$100
$80
$60
$40
$20
$0
PA Gross Receipts Tax (5.90%)
Distribution Losses (7.35%)
Full Requirements Cost
PJM Whub ATC Forward Energy Price

61
~$5.50
$50.50 - $51.50
$28.50- $29.50
Estimated Build-Up of PECO Average
Residential Full Requirements Price
$91.60/MWh
Full Requirements Costs ($/MWh) Average Full Requirements
Retail Sales Price
(1)
Load Shape &
Ancillary Services
$7.50
Capacity
$12.00
Transmission &
Congestion
$7.00 - $8.00
Renewable
Energy
Credits
$1.00
Migration,
Volumetric
Risk & Other
$1.00
~$6.50
(1) As provided by Exelon Generation.
(2) On Oct 21, 2009 the Independent Evaluator (NERA) announced a wholesale winning bid average price of $79.96/MWh for PECO’s Fall 2009 RFP (reflecting 17 & 29-month residential full requirements’ products with delivery beginning Jan 1, 2011).
(1) As provided by Exelon Generation.
(2) On Oct 21, 2009 the Independent Evaluator (NERA) announced a wholesale winning bid average price of $79.96/MWh for PECO’s Fall 2009 RFP (reflecting 17 & 29-month residential full requirements’ products with delivery beginning Jan 1, 2011).
Average
Wholesale
Energy Price
$79.96 (2)

62

Exelon Energy
• Channel to market to execute Power Team hedging strategy
– Exelon Energy retail aggregate load profile complements generation portfolio
– Long term sales agreements with creditworthy customers reduce portfolio price and earnings risk
• Advocate for competitive markets
– Provides customer benefits from competitively priced energy offerings
• Channel to build relationship with end-use customers
– Provides insight related to trends in demand and expectations for product and services
– Channel to provide products that support Exelon 2020 Plan and demand reduction programs
– Renewable Energy Credits (RECs)
– Low Carbon Energy Certificates (EFECs)
– Nuclear energy attributes transferred through PJM Generation Attribute Tracking System
– Demand Side Management Programs
• Growth vehicle in regions that complement Exelon Generation footprint
– Expansion opportunities into additional eastern PJM and ERCOT markets are under evaluation
• Supplies a wide range of energy and natural gas products directly to industrial and commercial customers in Illinois, Pennsylvania, Michigan and Ohio
Leveraging broad experience in wholesale markets and asset management through integration with Power Team

Exelon Generation 2010 EPS Contribution
Generation’s 2010 earnings are driven lower by market and portfolio conditions
(1)  Estimated contribution to Exelon’s operating earnings guidance.
$ / Share
2009 RNF O&M CTC/A/D Interest Expense Other 2010
$(0.32)
$0.06
RNF
O&M
Other
Depreciation &
Amortization
$(0.09)
Key Items:
Inflation                                      $(0.05)
Pension/OPEB                           $(0.06)
Cost Savings Initiative               $0.04
2009E (1)
2010E (1)
$2.55 - $2.80
$3.10 - $3.15
Key Items:
Market/Portfolio
Conditions/Generation     $(0.29)
Nuclear Fuel Expense     $(0.12)
PECO CTC                      $(0.11)
Capacity Market Prices     $0.19
$(0.05)
$(0.04)
Interest
Expense

64 64
Current Market Prices
Units 2007
1
2008
1
2009
5
2010
6
2011
6
2012
6
PRICES (as of September 30, 2009)
PJM West Hub ATC ($/MWh)
59.76 (2) 68.52 (2) 38.23 48.40 51.50 52.84
PJM NiHub ATC ($/MWh)
45.47 (2) 49.00 (2) 28.06 32.57 34.36 35.86
NEPOOL MASS Hub ATC ($/MWh)
66.72 (2) 80.56 (2) 41.69 58.22 62.91 64.50
ERCOT North On-Peak ($/MWh)
59.44 (3) 73.36 (3) 33.32 51.94 57.38 60.82
Henry Hub Natural Gas ($/MMBTU)
6.95 (4) 8.85 (4) 4.04 6.21 6.87 7.00
WTI Crude Oil ($/bbl)
69.72 (4) 104.49 (4) 57.26 73.86 77.16 79.11
PRB 8800 ($/Ton)
9.67 12.17 9.04 8.91 10.96 13.00
NAPP 3.0 ($/Ton)
47.54 105.36 52.03 55.03 63.00 66.00
ATC HEAT RATES (as of September 30, 2009)
PJM West Hub / Tetco M3 (MMBTU/MWh)
7.68 6.97 8.04 6.96 6.76 6.83
PJM NiHub / Chicago City Gate (MMBTU/MWh)
6.65 5.57 6.99 5.22 5.00 5.12
ERCOT North / Houston Ship Channel (MMBTU/MWh)
7.80 7.42 7.79 7.36 7.28 7.54
(1) 2007 and 2008 are actual settled prices.
(2) Real Time LMP (Locational Marginal Price).
(3) Next day over-the-counter market.
(4) Average NYMEX settled prices.
(5) 2009 information is a combination of actual prices through September 30, 2009 and market prices for the balance of the year.
(6) 2010, 2011 and 2012 are forward market prices as of September 30, 2009.

Exelon Generation

$ / MMBtu

$/Ton

$ / MWh

$/MWh

65 65 65 65
45
55
65
75
85
95
105
115
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
20
25
30
35
40
45
50
55
60
65
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
35
45
55
65
75
85
95
105
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
5
6
7
8
9
10
11
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
65
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2010 $6.04
2011 $6.82
Rolling 12 months, as of October 15, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2010 $53.25
2011 $65.26
2010 Ni-Hub $43.06
2011 Ni-Hub $45.29
2011 PJM-West  $63.88
2010 PJM-West $59.37
2010 Ni-Hub $24.40
2011 Ni-Hub $26.00
2011 PJM-West $42.28
2010 PJM-West $39.79

66 66 66 66
4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
35
40
45
50
55
60
65
70
75
80
85
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
5
6
7
8
9
10
11
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
66
Market Price Snapshot
2011 $8.66
2010 $8.65
2010 $50.68
2011 $57.42
2010 $5.86
2011 $6.63
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010 $5.91
2011 $7.10
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of October 15, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.

67 Exelon Generation Hedging Disclosures

68 68 68
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
•
Power Team utilizes several product
types and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
• Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future
cash requirements if prices drop
• Consider:  financing policy (credit rating
objectives, capital structure, liquidity);
spending (capital and O&M); shareholder
value return policy
• Consider market, credit, operational risk
• Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

69 69 69 69
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
•
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

70 70 70
2010 2011 2012
Estimated Open Gross Margin (millions)
(1)
$5,850 $5,950 $5,850
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(2)
$6.21
$32.57
$48.40
$(1.51)
$6.87
$34.36
$51.50
$(1.94)
$7.00
$35.86
$52.84
$(0.17)
(1)    Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(2)    ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.
Exelon Generation Open Gross Margin and
Reference Prices
Based on September 30, 2009 market conditions

71 71 71
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity. Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 10 refueling outages in 2010 and 11 refueling outages in 2011 and 2012 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.5%, 92.8% and 92.8% in 2010, 2011 and 2012 at Exelon-operated nuclear plants. These estimates of expected generation in 2011 and 2012 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.
2010 2011 2012
Expected Generation (GWh)
(1)
166,800 164,900 165,100
Midwest 98,600 98,200 97,000
Mid-Atlantic 59,900 59,100 59,800
South 8,300 7,600 8,300
Percentage of Expected Generation Hedged
(2)
88-91% 63-66% 32-35%
Midwest 88-91 67-70 41-44
Mid-Atlantic 91-94 56-59 20-23
South 90-93 52-55 22-25
Effective Realized Energy Price ($/MWh)
(3)
Midwest $46.50 $44.50 $46.00
Mid-Atlantic $33.75 $60.50 $52.75
ERCOT North ATC Spark Spread $3.00 $4.25 $5.75
Generation Profile

72 72 72
Gross Margin Sensitivities with Existing Hedges (millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2010
$45
$(40)
$40
$(35)
$30
$(25)
+/-$50
2011
$265
$(225)
$185
$(175)
$165
$(160)
+/-$50
2012
$525
$(500)
$285
$(280)
$270
$(260)
+/-$55
(1) Based on September 2009 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)

73 73 73
95% case
5% case
$6,100
$6,500
$6,000
$8,200
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2010 2011 2012
$4,600
$8,300
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percentile confidence levels assuming all unhedged supply is sold into the spot market. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future ransactions and potential modeling changes. These ranges of approximate gross margin in 2011 and 2012 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel,  load following products, and options  as of September 30, 2009.

74 74 74
Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$5.85 billion
Step 2 Determine the mark-to-market value
of energy hedges
98,600GWh * 89% *
($46.50/MWh-$32.57/MWh)
= $1.22 billion
59,900GWh * 92% *
($33.75/MWh-$48.40/MWh)
= $(0.81 billion)
8,300GWh * 91% *
($3.00/MWh-($1.51)/MWh)
= $0.03 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:
MTM value of energy hedges:
Estimated hedged gross margin:
Illustrative Example
of Modeling Exelon Generation 2010 Gross Margin (with Existing Hedges)
$5.85 billion
$1.22 billion + $(0.81 billion) + $0.03 billion
$6.29 billion

75

6.1
6.9
2.0
2.0
7.2
6.5
2.0
2.1
Transmission
Distribution
ComEd Regulatory Plan
Executing Regulatory
Recovery Plan
~9-10%
~47%
~10%
~ 48%
~8%
~46%
Earned ROE
Equity (1)
5.5%
45.4%
$8.1
$8.5
$9.3
2008
2009E
2011
(Illustrative) (2)
Average Annual Rate Base
($ in billions)
ComEd’s earnings are expected to increase as regulatory lag is reduced over time through cost savings, the uncollectible rider and regular rate requests
(1) Equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill).
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, including an ROE target, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
• Driving efficiencies to reduce and control
O&M costs and capital spending
• Legislation passed to enable recovery of
uncollectibles expense through a rider
anticipated in Q1 2010 (retroactive to 2008)
• Anticipate filing electric distribution rate case
in 2010
• Benefiting from regular transmission
updates through a formula rate plan
• ICC approved Smart Meter pilot program
and rider
• Standard & Poor’s and Moody’s raised
credit ratings in 3Q 2009
2010E
$8.9

Illinois Power Agency (IPA) RFP Procurement
• On September 30, 2009, the IPA submitted an Updated Procurement Plan for the
2010/11 planning period
• Similar to 2009, the Procurement Plan for the 2010/11 planning period includes the procurement of monthly peak and off-peak standard wholesale block energy products
• The IPA’s Plan also calls for the procurement of 1,887,014 MWh of Renewable Energy
Credits
NOTE: Chart is for illustrative purposes only.  Data on this slide is rounded.
Next RFP to be held in Spring 2010
2009 RFP
2009 RFP
2010 RFP
2010 RFP
2011 RFP
2011 RFP
2011 RFP
2012 RFP
2012 RFP
2013 RFP
Financial
Swap
Auction
Contract
Delivery
Period
Peak Off-Peak
June 2010 -
May 2011
5,390 4,538
June 2011 -
May 2012
1,858 668
Volumes to be secured in 2010
IPA Procurement Event (GWh)
Jun 2009 Jun 2010
Jun 2011
Jun 2012 Jun 2013 Jun 2014

Financial Swap Agreement with
Exelon Generation
3,000 $53.48 January 1, 2013 - May 31, 2013
3,000 $52.37 January 1, 2012 - December 31, 2012
3,000 $51.26 January 1, 2011 - December 31, 2011
3,000 $50.15 June 1, 2010 - December 31, 2010
2,000 $50.15 January 1, 2010 - May 31, 2010
2,000 $49.04 June 1, 2009 - December 31, 2009
1,000 $49.04 January 1, 2009 - May 31, 2009
1,000 $47.93 June 1, 2008 - December 31, 2008
Notional Quantity (MW) Fixed Price ($/MWH) Portion of Term
• Market-based contract for ATC baseload energy only
– Does not include capacity, ancillary services, or congestion
• Supplies ~67% of ComEd’s Residential/Small C&I load for 2010/11
• Represents long-term contract with stable pricing for ComEd’s customers
Note: C&I = Commercial & Industrial

-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
09Q1 09Q2 09Q3 09Q4E 10Q1E 10Q2E 10Q3E 10Q4E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product (right axis)
ComEd Load Trends
Weather-Normalized Load Key Economic Indicators
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
(4)
Chicago U.S.
Unemployment rate (1) 10.5% 9.8%
2009 annualized growth in
gross domestic/metro product (2) (3.7)% (2.6)%
7/09 Home price index (3) (14.2)% (13.3)%
(1)  Source: Illinois Dept. of Employment Security (October 2009) and U.S.
Dept. of Labor (October 2009)
(2) Source: Moody’s Economy.com (September 2009)
(3) Source: S&P Case-Shiller Index
(4) Not adjusted for leap year effect.
Q309 Q409E       2009E (4) 2010E
Customer Growth (0.5)% (0.6)% (0.4)% 0.1%
Average Use-Per-Customer 0.1% (0.7)% (0.9)% (0.1)%
Total Residential (0.4)% (1.3)% (1.3)% 0.0%
Small C&I (2.9)% (0.8)% (2.4)% 1.0%
Large C&I (8.6)% (4.1)% (6.7)% 1.5%
All Customer Classes (3.8)% (1.9)% (3.4)% 0.8%

ComEd Smart Meter Pilot and Stimulus Funding
• Smart Meter Pilot (or Advanced Metering Infrastructure - AMI)
– ICC approved on October 14, 2009
– 1-year pilot program for 131,000 smart meters and related programs
– ~$70 million spend in 2009-2010 with recovery with regulated return for capital investment expected to begin in 2010 through a rider
• Smart Grid Solar Pilot Project
– $5 million in stimulus funds for Smart Grid Solar Pilot
– Pilot group of ~100 customers will receive solar systems and be placed on real-time pricing and net metering programs
– Goals are (1) to study how photovoltaic panels and energy storage affect reliability of the distribution system, (2) to evaluate consumer response to price signals and (3) to assess customer acceptance of new technologies
• Green Vehicle Fleet
– $4 million in stimulus funding awarded to ComEd to expand Green Vehicle Fleet and
Test Impact on Electric Grid
– Will add up to 14 new hybrid and plug-in electric vehicles to fleet
– Will deploy vehicle smart charging stations and evaluate impacts of vehicle charging while managing the electric load
ComEd is pursuing a number of smart grid investments with regulated returns and stimulus funding

ComEd 2010 EPS Contribution
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Excludes estimated impact of Rider EDA (Energy Efficiency and Demand Response Adjustment) of $0.05 per share in 2010.
(3) Primarily recovery of 2008 and 2009 uncollectible expense, of which approximately $0.07 per share will be included in Q1 2010 earnings.
ComEd’s operating earnings are expected to increase in 2010 primarily due to continued
execution of its Regulatory Recovery Plan
2009E (1)
Depreciation &
Amortization
Interest
Expense
$0.60 - $0.70
$0.50 – $0.55
$0.13
$0.07 $(0.02)
2010E (1)
$ / Share
$(0.01)
$(0.03)
Other
RNF (2)
O&M (2)
Key Items:
Uncollectible Rider (3)
Weather
Key Items:
Cost Savings Initiative $0.07
Bad debt (3) $0.05
Inflation $(0.02)
Pension/OPEB $(0.02)
$0.04
$0.05

82

2.7
2.8
3.0
3.2
0.5
0.5
0.5
1.1
1.1
1.1
1.2
0.6
2.0
1.3
0.4
Gas
Competitive Transition Charge (CTC)
Electric Transmission
Electric Distribution
PECO Regulatory Plan
Actively Engaged in Transition
• One of six companies to receive
maximum federal stimulus award of
$200 million for smart grid / smart meter
program
• Anticipate filing electric and gas rate
cases in 2010
• Filed plans and programs with PAPUC
to implement energy efficiency, demand
response and smart meter provisions of
Pennsylvania Act 129 (HB2200)
• Transitioning through an orderly
structure to market-based electric rates
– Completed 2 of 4 planned power
procurements to address post-transition
supply beginning in 2011
~9 – 11%
Not applicable due to
transition rate structure
Rate Making ROE
Equity ~50-53%
$6.3
$5.7
$5.0
Average Annual Rate Base
(1)
($ in billions)
2008 2009E 2011
(Illustrative) (2)
PECO provides a solid ROE with a strong capital structure
(1) Rate base as determined for rate-making purposes.
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
$5.1
2010E

PECO Procurement Results
PECO has completed two of the four procurements for the power needed to serve its residential customers beginning in 2011
• On September 23, 2009, the PAPUC approved the bids from PECO’s second RFP
Residential
Sept RFP average price of
$79.96/MWh
(2)
June RFP average price of
$88.61/MWh
(2)
49% of full requirements product
procured
80 MW of block energy procured
Small and Medium Commercial
Sept RFP average blended price
of $85.85/MWh
(2)
24% of Small Commercial full
requirements product procured
16% of Medium Commercial full
requirements product procured
85% full requirements
15% full requirements spot
Medium Commercial &
Industrial
(peak demand >100 kW
but <= 500 kW)
100% full requirements spot Large Commercial &
Industrial
(peak demand >500 kW)
90% full requirements
10% full requirements spot
75% full requirements
20% block energy
5% energy only spot
Products
Small Commercial
(peak demand <100 kW)
Residential
Customer Class
PECO Procurement Plan
(1)
Total Procured (including
June and September RFPs)
Residential
23% of planned full requirements
contracts (17 and 29-mo terms)
140 MW of baseload (24x7)
block energy products (12, 24
and 60-mo duration)
40 MW of Jan-Feb 2011 on-peak
block energy
Small Commercial
36% of planned full requirements
contracts (17 and 29-mo term)
Medium Commercial & Industrial
42% of planned full requirements
contracts (17-mo term)
May 24, 2010 RFP
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) Wholesale prices; no Small/Medium Commercial products were procured in the June RFP.

5.03 5.03
0.51 0.51
6.26
2.57
9.41
PECO Average Residential Electric Rates
(1) Average of PECO’s residential rates.
(2) Provided for illustration only.  Represents 49% of PECO’s full requirements residential procurement for 2011.
(3) Average retail price for full requirements products. Full requirements product includes load following energy, capacity, ancillary transmission services and
Alternative Energy Portfolio Standard requirements.
(4) Does not include energy efficiency or changes in distribution rates.
2011 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
14.37¢ (1) Unit Rates (¢/kWh)
Electric Restructuring
Settlement
~4% (4)
14.95¢ (1)
Assumptions
Illustrative Rate Increase Based on
PECO Residential Full Requirements
Procurement Results
(2)
• 2011 illustrative residential rate based
on a weighting of 26% on Spring 2009
Retail results, 23% on Fall 2009 Retail
results, and future supply
procurement estimated at Fall 2009
Results
• Actual 2011 default service residential
rate will reflect associated full
requirements costs, block energy
costs, and spot market purchases, all
of which will be acquired through
multiple procurements
• Rates will vary by customer class
• Retail rate components include line
losses and gross receipts taxes
Spring 2009 10.13¢/kWh
PECO Residential
Procurement Results
(3)
Effect of Spring and Fall 2009 Procurements
Fall 2009 9.16¢/kWh
Retail Results

PECO Load Trends
Weather-Normalized Electric Load Key Economic Indicators
Weather-Normalized Load Year-over-Year
(3)
Philadelphia U.S.
Unemployment rate (1) 8.5%                   9.8%
2009 annualized growth in
gross domestic/metro product (2) (3.4)%              (2.6)%
(1)  Source:  U.S Dept. of Labor (PHL August 2009, US – October 2009)
(2)  Source: Moody’s Economy.com (September 2009)
(3)  Not adjusted for leap year effect.
Note: C&I = Commercial & Industrial
Q309 Q409E      2009E (3) 2010E
Customer Growth (0.4)% (0.4)% (0.3)% 0.0%
Average Use-Per-Customer (5.1)% (0.4)% (2.2)% (0.5)%
Total Residential (5.5)% (0.8)% (2.5)% (0.6)%
Small C&I (5.1)% (3.4)% (2.7)% (0.8)%
Large C&I (2.2)% (1.7)% (3.0)% (2.3)%
All Customer Classes (3.9)% (1.8)% (2.7)% (1.3)%
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
09Q1 09Q2 09Q3 09Q4E 10Q1E 10Q2E 10Q3E 10Q4E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product (right axis)

PECO Smart Grid/Smart Meter
• PECO intends to spend up to $650 million on its Smart Grid/Smart Meter Infrastructure
(1)
– $550 million Advanced Metering Infrastructure over 10 – 15 years
– ~$300 million in 2010-2012 period
– $100 million for Smart Grid over 3 years with stimulus funding
• Awarded $200 million Federal Stimulus Grant on October 27
• Smart Meter investment required by Act 129, which provides for recovery through surcharge including a return on capital investment
• Smart Grid investment to be recovered through transmission and distribution rates
($ millions pre-tax) 2010 2011 2012 Total
Act 129 Smart Meter Expanded Initial Deployment (600K meters by 2012) 40 $     150 $   100 $   290 $
Smart Grid Stimulus Case 50        45        15        110
Total Stimulus Case 90        195      115      400
Stimulus Grant Request (45)       (100)     (55)       (200)
Total Expenditures net of Stimulus grant 45 $     95 $     60 $     200 $
2010-2012 Spend With Federal Stimulus Grant
(2)
:
(3)
(1) Does not include $100 million for potential replacement of gas meters and wind-down of legacy Automated Meter Reading system.
(2) Assumes 100% of matching funds requested by DOE.
(3) Includes approximately $10 million, $15 million, and $25 million of O&M in 2010-2012, respectively.
Data contained in this slide is rounded.

PECO 2010 EPS Contribution
PECO’s 2010 EPS contribution remains relatively flat to 2009
$ / Share
RNF
$(0.12)
$0.45 - $0.50 (1)
Depreciation &
Amortization
2010E (2)
Key Items:
CTC $0.11
Weather $0.04
Load $(0.03)
Key Items:
Inflation $(0.02)
Pension/OPEB $(0.01)
$0.08
O&M
$0.03
$0.40 - $0.50 (1)
Key Items:
CTC Amortization  $(0.11)
Interest
$(0.03)
Key Items:
CTC Interest Expense    $0.06
2009E (2)
(1) Excludes preferred dividends.
(2) Estimated contribution to Exelon’s operating earnings guidance.

89 Key Assumptions, Projected 2010 Credit Measures & GAAP Reconciliation

90 90
Key Assumptions
2008 Actual 2009 Est.
(5)
2010 Est.
(6)
Nuclear Capacity Factor (%)
(1)
93.9 93.6 93.5
Total Generation Sales Excluding Trading (GWh)
176,174 173,400 171,400
Total Generation Sales to PECO (GWh)
40,966 39,900 39,900
Total Generation Market and Retail Sales (GWh)
(2)
135,208 133,500 131,500
Henry Hub Gas Price ($/mmBtu) 8.85 4.04 6.21
PJM West Hub ATC Price ($/MWh)
68.52 38.23 48.40
Tetco M3 Gas Price ($/mmBtu) 9.83 4.76 6.95
PJM West Hub Implied ATC Heat Rate (mmbtu/MWh)
6.97 8.04 6.96
NI Hub ATC Price ($/MWh)
49.00 28.06 32.57
Chicago City Gate Gas Price ($/mmBtu)
8.79 4.02 6.23
NI Hub Implied ATC Heat Rate (mmbtu/MWh)
5.57 6.99 5.22
PJM East Capacity Price ($/MW-day)
169.09 173.73 181.34
PJM West Capacity Price ($/MW-day)
82.39 106.13 144.40
Electric Delivery Growth (%)
(3)
PECO
0.6 (1.8) (1.3)
ComEd
(0.1) (3.4) 0.8
Effective Tax Rate (%)
(4)
36.1 37.5 35.8
(1) Excludes Salem. .
(2) Includes Illinois Auction sales and ComEd swap.
(3) Weather-normalized retail load growth.
(4) Starting on January 1, 2011, effective tax rate is expected to increase to 37.1% due to lower tax benefit related to the PECO PPA roll off.
(5)    2009 information is a combination of actual prices through September 30, 2009 and market prices for the balance of the year.
(6)    Reflects forward market prices as of September 30, 2009.

Projected 2010 Key Credit Measures
13.8x 8.1x FFO / Interest
Generation /
Corp:
62% 34% FFO / Debt
53% 68% Rating Agency Debt Ratio
BBB
A-
A-
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa1
Baa1
Moody’s Credit
Ratings (3)
3.7x 3.8x FFO / Interest ComEd:
18% 14% FFO / Debt
42% 49% Rating Agency Debt Ratio
5.2x 5.0x FFO / Interest PECO:
28% 23% FFO / Debt
46% 50% Rating Agency Debt Ratio
29% 47% Rating Agency Debt Ratio
87% 44% FFO / Debt
18.6x 9.9x FFO / Interest Generation:
46%
37%
7.2x
Without PPA &
Pension / OPEB (2)
57% Rating Agency Debt Ratio
25% FFO / Debt
6.0x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt. See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) FFO/Debt metrics include the following standard adjustments:  imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of October 23, 2009.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

2008 GAAP Reconciliation
(0.22) - - (0.01) (0.21) 2007 Illinois electric rate settlement
(0.02) - - (0.02) - City of Chicago settlement with ComEd
(0.02) (0.02) - - - NRG acquisition costs
0.03 - - - 0.03 Resolution of tax matters at Generation related to Sithe
0.02 - - - 0.02 Decommissioning obligation reduction
$4.13 $(0.10) $0.49 $0.30 $3.44 2008 GAAP Earnings (Loss) Per Share
$4.20 $(0.08) $0.49 $0.33 $3.46 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.41 - - - 0.41 Mark-to-market adjustments from economic hedging activities
(0.27) - - - (0.27) Unrealized losses related to nuclear decommissioning trust funds
Exelon
Other PECO ComEd Generation 2008 GAAP EPS Reconciliation (1)
(1)  Amounts shown are per Exelon share and represent contributions to Exelon's EPS.
Note: Amounts may not add due to rounding.
(145) - - (7) (138) 2007 Illinois electric rate settlement
20 - - - 20 Resolution of tax matters at Generation related to Sithe
272 - - - 272 Mark-to-market adjustments from economic hedging activities
15 - - - 15 Decommissioning obligation reduction
(11) (11) - - - NRG acquisition costs
$(67)
-
-
$(56)
Other
$2,737
(11)
(184)
$2,781
Exelon
$325
-
-
$325
PECO
$201
(11)
-
$219
ComEd Generation 2008 GAAP Earnings Reconciliation (in millions)
- City of Chicago settlement with ComEd
$2,278 2008 GAAP Earnings (Loss)
(184) Unrealized losses related to nuclear decommissioning trust funds
$2,293 2008 Adjusted (non-GAAP) Operating Earnings (Loss)

2009/2010 Earnings Outlook
• Exelon’s outlook for 2009/2010 adjusted (non-GAAP)
operating earnings excludes the earnings effects of the
following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments primarily related to the
Clinton, Oyster Creek, and Three Mile Island nuclear plants (the former AmerGen Energy Company, LLC units)
• Any significant impairments of assets, including goodwill
• Any changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement, including ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Costs incurred for employee severance related to the cost reduction program announced in June 2009
• Costs associated with early debt retirements
• External costs associated with the terminated offer to acquire NRG Energy, Inc.
• Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
• Other unusual items
• Significant future changes to GAAP
• Both our operating earnings and GAAP earnings guidance
are based on the assumption of normal weather

Exelon Investor Relations Contacts
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be
added to our email distribution list
please contact:
Martha Chavez, Executive Admin
Coordinator
312-394-4069
Martha.Chavez@ExelonCorp.com
Investor Relations Contacts:
Karie Anderson, Vice President
312-394-4255
Karie.Anderson@ExelonCorp.com
Stacie Frank, Director
312-394-3094
Stacie.Frank@ExelonCorp.com
Paul Mountain, Manager
312-394-2407
Paul.Mountain@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com